Analyst Dinner September 13, 2022 Exhibit 99.1

Forward looking statements and non-GAAP financial measures Forward-Looking Statements Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “will,” “may,” “could,” “should,” “believe,” “expect,” “estimate,” “potential” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ materially from statements made in this presentation, including our ability to close the Adhesion acquisition, recognize synergies and expand our addressable market, our business strategies, investments in new products, services and capabilities, our operating and financial performance and general market, economic and business conditions. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, both of which are on file with the Securities and Exchange Commission and available on our investor relations website at http://ir.assetmark.com. All information provided in this presentation is based on information available to us as of the date of this presentation and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this presentation, which are inherently uncertain. We undertake no duty to update this information unless required by law. Use of Non-GAAP Financial Information To supplement our financial information, which is prepared and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP, we use non-GAAP financial measures: net revenue, adjusted expenses, adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted EPS. The presentation of these non-GAAP financial metrics is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding these non-GAAP measures, including the limitations thereof and reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure, please refer to our earnings release and Form 10-Q.

WITH A VISION TO HELP ADVISORS MAXIMIZE THEIR POTENTIAL  GUIDED BY STRONG VALUES, WITH A FOCUS ON CLIENTS AND A CULTURE OF COMPLIANCE OUR MISSION IS ALIGNED WITH ADVISORS AND INVESTORS Our mission, vision & values advisors where they are going a holistic, differentiated experience strategic transactions advisors to serve more investors advisors grow and scale their businesses 1 2 3 4 5 Services and capabilities to expand into adjacent channels Comprehensive suite of solutions for RIAs Integrated, dynamic and holistic client-centric digital journey Data-driven, modern platform that is scalable and flexible High-impact advisor capabilities and at-scale infrastructure Innovative capital strategies Curated solutions for investors across the wealth spectrum Customized investments that fit evolving individual investor needs Personalized service and consulting at scale to maximize growth Capabilities and turnkey programs that enable advisor efficiency Meet Deliver Enable Help Pursue The addition of Voyant and Adhesion1 will greatly advance our strategy 1The acquisition of Adhesion Wealth is expected to close in 4Q22.

Adhesion Update Natalie Wolfsen / Michael Kim

RIA market has grown rapidly and is expected to continue to grow

The RIA channel has grown significantly over the last ten years at 10% CAGR. As advisors continue to seek greater autonomy and control, we expect the RIA market to continue its growth.

RIA assets[1]

(in $ trillions)



$ 6.0T
$ 5.0T
$ 4.0T
$ 3.0T
$ 2.0T
$ 1.0T
$ -
The overall advice market had a CAGR of 8% over the same time period.
'10 – '20 CAGR: 10%
$ 2.0
$ 2.0
$ 2.2
$ 2.6
$ 3.0
$ 3.1
$ 3.5
$ 4.0
$ 4.0
$ 4.7
$ 5.5
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

RIA channel growth (2010-2020)

+$3.5 trillion
Advisor Assets

+21,700
Advisors

Growth driven by:

- Large RIA firms with at least $500m in assets

$25 - $250m[2]	**$500m+**[2]
$676 billion Assets (2020)	**$5.3 trillion** Assets (2020)
+3% '15-'20 AUM CAGR	**+16%** '15-'20 AUM CAGR

[1]Excludes Hybrid RIA brokerage assets. 2 Assets by firm AUM includes independent RIA and hybrid RIA. Hybrid RIA assets include advisory and brokerage assets held at a broker-dealer.
Source: Cerulli Intermediary Lodestar and U.S. RIA Marketplace 2021

For general public use.

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Adhesion Wealth accelerates future state of AMI

	Current State (AssetMark Institutional)	Future State (AssetMark Institutional)	Future State (Adhesion Wealth)
	Bundled, high-touch service platform	Bundled, high-touch service platform	Modular, open API integration marketplace
Target Profile	• RIAs that require turnkey solutions and have a higher propensity to outsource	• RIAs that require turnkey solutions and have a higher propensity to outsource	• RIAs that prefer to do some or all components of advice delivery themselves
Target Size	• $25 to $250 million	• Small / Mid RIAs | $25 to $250 million	• Larger RIAs | ~$500+ million
Services	• Full-service including business consulting	• Full-service including business consulting	• Limited to none
Pricing	• Bundled	• Bundled	• Unbundled / a la carte

Adhesion Wealth will accelerate AssetMark Institutional by:

- Expanding AssetMark's addressable market
- Filling technology, operational and solutions gaps
- Providing an unbundled, modular offering

For general public use.

ASSETMARK

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Voyant Update + Tech Demo Natalie Wolfsen / David Kaufman

Voyant is well positioned for growth across multiple geographies Goals-based assessment Investment solutions Risk Management Dynamic and holistic advice The global market for planning and wellness has grown significantly. Voyant’s strategy focuses on expansion by geographic opportunity. (partnership) (retail) BD approvals

Finance Update Gary Zyla

Platform assets – YTD through August 2022 7.2% Net Flows as a % of Beginning-of-Period Platform Assets2 1 As of August 31, 2022. 2 Calculated as annualized net flows of $4.5 billion divided by beginning-of-period platform assets of $93.5 billion as of January 1, 2022. $ billion Platform assets at beginning of period Net flows Market Platform assets at period-end

Spread revenue continues to make a meaningful impact

Spread-based revenue is influenced significantly by interest rate changes and the amount of cash held by investors at AssetMark Trust Company (ATC)



10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
25 bps
0.25%-0.50%
50 bps
0.75%-1.00%
75 bps
1.50%-1.75%
75 bps
2.25%-2.50%
3.7%
4.0%
3.5%
3.8%
4.1%
4.1%
4.2%
4.4%
4.4%
5.4%
5.9%
5.4%
6.9%
2.45
2.61
2.43
2.62
2.93
2.85
2.86
3.09
2.92
3.60
3.70
3.60
4.48
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Ending ATC Client Cash (in $B)
Cash as % Assets in custody at ATC

[1] CME FedWatch Tool.

Commentary

- Target rate probability for December Fed meeting is 3.75%, higher than previously expected[1]
- Cash as percentage of ATC assets continues to remain elevated, but expected to return to long-term rate of ~3.5% in 2023
- Actively evaluating fixed rate term options to hedge against a declining rate environment

For general public use.

ASSETMARK

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